2
Forward-Looking Statement
EXHIBIT 99
Certain of the matters discussed in this report about our and our subsidiaries' future performance, including, without limitation, future revenues, earnings, strategies, prospects, consequences and all other statements that are not purely historical constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those anticipated. Such statements are based on management's beliefs as well as assumptions made by and information currently available to management. When used herein, the words “anticipate,” “intend,” “estimate,” “believe,” “expect,” “plan,” “should,” “hypothetical,” “potential,” “forecast,”
“project,” variations of such words and similar expressions are intended to identify forward-looking statements. Factors that may cause actual results to differ are often presented with the forward-
looking statements themselves. Other factors that could cause actual results to differ materially from those contemplated in any forward-looking statements made by us herein are discussed in filings we make with the United States Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K and subsequent reports on Form 10-Q and Form 8-K and available on our website: http://www.pseg.com. These factors include, but are not limited to:
adverse changes in the demand for or the price of the capacity and energy that we sell into wholesale electricity markets, adverse changes in energy industry law, policies and regulation, including market structures and transmission planning, any inability of our transmission and distribution businesses to obtain adequate and timely rate relief and regulatory approvals from federal and state regulators, changes in federal and state environmental regulations and enforcement that could increase our costs or limit our operations, changes in nuclear regulation and/or general developments in the nuclear power industry, including various impacts from any accidents or incidents experienced at our facilities or by others in the industry, that could limit operations of our nuclear generating units, actions or activities at one of our nuclear units located on a multi-unit site that might adversely affect our ability to continue to operate that unit or other units located at the same site, any inability to manage our energy obligations, available supply and risks, adverse outcomes of any legal, regulatory or other proceeding, settlement, investigation or claim applicable to us and/or the energy industry, any deterioration in our credit quality or the credit quality of our counterparties, availability of capital and credit at commercially reasonable terms and conditions and our ability to meet cash needs, changes in the cost of, or interruption in the supply of, fuel and other commodities necessary to the operation of our generating units, delays in receipt of necessary permits and approvals for our construction and development activities, delays or unforeseen cost escalations in our construction and development activities, any inability to achieve, or continue to sustain, our expected levels of operating performance, any equipment failures, accidents, severe weather events or other incidents that impact our ability to provide safe and reliable service to our customers, and any inability to obtain sufficient insurance coverage or recover proceeds of insurance with respect to such events, acts of terrorism, cybersecurity attacks or intrusions that could adversely impact our businesses, increases in competition in energy supply markets as well as for transmission projects, any inability to realize anticipated tax benefits or retain tax credits, challenges associated with recruitment and/or retention of a qualified workforce, adverse performance of our decommissioning and defined benefit plan trust fund investments and changes in funding requirements, changes in technology, such as distributed generation and micro grids, and greater reliance on these technologies, and changes in customer behaviors, including increases in energy efficiency, net-metering and demand response.
All of the forward-looking statements made in this report are qualified by these cautionary statements and we cannot assure you that the results or developments anticipated by management will be realized or even if realized, will have the expected consequences to, or effects on, us or our business prospects, financial condition or results of operations. Readers are cautioned not to place undue reliance on these forward-looking statements in making any investment decision. Forward-looking statements made in this report apply only as of the date of this report. While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if internal estimates change, unless otherwise required by applicable securities laws.
The forward-looking statements contained in this report are intended to qualify for the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the
Securities Exchange Act of 1934, as amended.

3
GAAP Disclaimer
These materials and other financial releases can be found on the pseg.com website under the investor tab, or at http://investor.pseg.com/
PSEG presents Operating Earnings and Adjusted Earnings Before Interest, Taxes, Depreciation and
Amortization (EBITDA) in addition to its Income from Continuing Operations/Net Income reported in accordance with accounting principles generally accepted in the United States (GAAP). Operating Earnings and Adjusted EBITDA are non-GAAP financial measures that differ from Income from
Continuing Operations/Net Income. Operating Earnings exclude gains or losses associated with Nuclear
Decommissioning Trust (NDT), Mark-to-Market (MTM) accounting, and other material one-time items. PSEG presents Operating Earnings because management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with GAAP.
PSEG believes that the non-GAAP financial measure of Operating Earnings provides a consistent and comparable measure of performance of its businesses to help shareholders understand performance trends.
PSEG is presenting Adjusted EBITDA because it provides investors with additional information to compare our business performance to other companies and understand performance trends. Adjusted EBITDA excludes the same items as our Operating Earnings measure as well as income tax expense, interest expense, depreciation and amortization and major maintenance expense costs at Power’s fossil generation facilities.
This information is not intended to be viewed as an alternative to GAAP information. The last three slides in this presentation (Slides A, B and C) include a list of items excluded from Income from Continuing
Operations/Net Income to reconcile to Operating Earnings and Adjusted EBITDA with a reference to that slide included on each of the slides where the non-GAAP information appears.

**
**
Operating Earnings
Disciplined investment program and focus on operational
excellence have supported growth
Power’s diverse fuel
mix and dispatch
flexibility continue to
generate strong
earnings and free cash
flow in low price
environment
PSE&G’s investment
program has driven
double digit compound
annual earnings
growth since 2010
Operating Earnings* Contribution by Subsidiary
*SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS/
NET INCOME TO RECONCILE TO OPERATING EARNINGS.  E=ESTIMATE
** 2015 PERCENTS USE MIDPOINT OF EARNINGS GUIDANCE.

PSE&G’s existing major Transmission
projects are being completed on schedule and on budget
Major Transmission Investments
Project Roster
Approved
ROE
Inclusion
of CWIP in
Rate Base
100%
Recovery
of Costs
Due to
Abandonment
Estimate
Up To
($ Millions)
Expected
In-service
Date
Susquehanna-Roseland 12.93% $790 Completed
Northeast Grid Reliability 11.93% $907
June-Dec
2015
North Central Reliability 11.68% $390 Completed
Burlington–Camden 230kV 11.68% $399 Completed
Mickleton–Gloucester–Camden
230kV
11.68% $435 June 2015

PSE&G’s 2015 operating earnings
expected to benefit from increased investment in Transmission

*SEE SLIDE A FOR ITEMS EXCLUDED FROM NET INCOME TO RECONCILE TO
OPERATING EARNINGS.  E =ESTIMATE.  DATA AS OF MARCH 2, 2015.

PSEG Power Nuclear
is a critical element
of our success
Hope Creek
• Operated by PSEG Nuclear
• PSEG Ownership: 100%
• Technology: Boiling Water
Reactor
• Total Capacity: 1,178 MW
• Owned Capacity:  1,178
MW
• License Expiration: 2046
• Next Refueling
Fall 2016
Salem
Units 1 and 2
• Operated by PSEG Nuclear
• PSEG Ownership: 57%
• Technology: Pressurized Water
Reactor
• Total Capacity: 2,307 MW
• Owned Capacity: 1,324 MW
• License Expiration: 2036
and 2040
• Next Refueling
Unit 1 – Spring 2016
Unit  2 – Fall 2015
Peach Bottom
Units 2 and 3
• Operated by Exelon
• PSEG Ownership: 50%
• Technology: Boiling Water
Reactor
• Total Capacity: 2,242 MW
• Owned Capacity:
1,121 MW
• License Expiration: 2033
and 2034
• Next Refueling
Unit 2 - Spring 2016
Unit 3 - Fall 2015
• Uprate:  130 MW (PS Share)
Unit 2 - March 2015
Unit 3 - 2016

Power’s 2015 operating earnings
maintain solid performance
Power Operating Earnings*
($ Millions)
2015 Observations
•
75-80% hedged at
$52/MWh
•
Increase in average
hedge price for energy
helps mitigate reset in
capacity price and
volume
*  SEE SLIDE A FOR ITEMS EXCLUDED FROM NET INCOME TO RECONCILE TO OPERATING EARNINGS.      E = ESTIMATE.

Anticipates Another Year of Growth in Operating Earnings

$ millions (except EPS)	2015E	2014
PSE&G	$735 - $775	$725
PSEG Power	$620 - $680	$642
PSEG Enterprise/Other	$40 - $45	$33
Operating Earnings*	**$1,395 - $1,500**	**$1,400**
Earnings per Share	**$2.75 - $2.95E**	**$2.76**

PSEG

PSEG 2015 Guidance for Operating Income – by Subsidiary
and PSEG Power Adjusted EBITDA
PSEG Power Adjusted EBITDA**
$ millions (except EPS)
2015E 2014
PSEG Power $1,545 - $1,645 $1,584
* SEE SLIDE A FOR ITEMS EXCLUDED FROM NET INCOME TO RECONCILE TO OPERATING EARNINGS; INCLUDES THE FINANCIAL IMPACT
FROM MARK-TO-MARKET POSITIONS WITH FORWARD DELIVERY MONTHS.
** SEE SLIDE B FOR A RECONCILIATION OF ADJUSTED EBITDA TO OPERATING EARNINGS AND NET INCOME. E = ESTIMATE.

PSEG Summary
•
Our 2014 earnings of $2.76 exceeded our revised operating earnings guidance of $2.60 - $2.75 per share
•
Continued third year of anticipated positive earnings trend in 2015 with operating earnings guidance of $2.75 to $2.95 per share
•
Continued 5 th straight year of expected double digit, 5 year growth in rate base
•
Anticipated high single digit earnings growth at PSE&G on three-year basis from
2014 to 2017, driven by transmission investments and planned programs
•
Power’s continued focus on operational excellence, market expertise and financial strength delivers value in current price environment
•
Strong Balance Sheet and Cash Flow support full capital program and new potential opportunities without the need for equity
•
Our $0.08 per share dividend increase is consistent with our long history of returning cash to the shareholder through the common dividend, with potential for consistent and sustainable growth

Items Excluded from Income from Continuing
Operations/Net Income to Reconcile to Operating Earnings
PLEASE SEE PAGE 3 FOR AN EXPLANATION OF PSEG’S USE OF OPERATING EARNINGS AS A NON-GAAP FINANCIAL MEASURE AND HOW IT
DIFFERS FROM NET INCOME.
2014 2013 2012 2011 2010 2009
Earnings Impact ($ Millions)
Operating Earnings 1,400 $       1,309 $     1,236 $     1,389 $       1,584 $     1,567 $
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity (PSEG Power) 68              40            52            50              46            9
Gain (Loss) on Mark-to-Market (MTM)     (PSEG Power) 66              (74)           (10)           107            (1)             (11)
Lease Transaction Activity (PSEG Enterprise/Other) -                 -              36            (173)           -              29
Storm O&M (PSEG Power) (16)             (32)           (39)           -                -              -
Market Transition Charge Refund (PSE&G) -                 -              -              -                (72)           -
Gain (Loss) on Asset Sales and Impairments (PSEG Enterprise/Other)
-                 -              -              34              -              -
Income from Continuing Operations 1,518 $       1,243 $     1,275 $     1,407 $       1,557 $     1,594 $
Discontinued Operations -             -           -           96              7              (2)
Net Income 1,518 $       1,243 $     1,275 $     1,503 $       1,564 $     1,592 $
Fully Diluted Average Shares Outstanding (in Millions)
508             508          507          507            507          507
Per Share Impact (Diluted)
Operating Earnings 2.76 $         2.58 $      2.44 $      2.74 $        3.12 $      3.09 $
Gain (Loss) on NDT Fund Related Activity (PSEG Power) 0.13            0.08         0.10         0.10           0.09         0.02
Gain (Loss) on MTM     (PSEG Power) 0.13            (0.14)        (0.02)        0.21           -           (0.02)
Lease Transaction Activity (PSEG Enterprise/Other) -             -           0.07         (0.34)          -           0.05
Storm O&M (PSEG Power) (0.03)           (0.07)        (0.08)        -             -           -
Market Transition Charge Refund (PSE&G) -             -           -           -             (0.14)        -
Gain (Loss) on Asset Sales and Impairments (PSEG Enterprise/Other)
-             -           -           0.06           -           -
Income from Continuing Operations 2.99 $         2.45 $      2.51 $      2.77 $        3.07 $      3.14 $
Discontinued Operations -             -           -           0.19           0.01         -
Net Income 2.99 $         2.45 $      2.51 $      2.96 $        3.08 $      3.14 $
(Unaudited)
For the Year Ended
December 31,
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
Reconciling Items, net of tax
(a)
Includes the financial impact from positions with forward delivery months.
A
(a)
(a)

B
Items Excluded from Net Income to Reconcile to Operating
Earnings and Adjusted EBITDA
PLEASE SEE PAGE 3 FOR AN EXPLANATION OF PSEG’S USE OF OPERATING EARNINGS AND ADJUSTED EBITDA AS NON-GAAP FINANCIAL
MEASURES AND HOW THEY DIFFER FROM NET INCOME.
2015 2014
Adjusted EBITDA 626 $         651 $      1,584 $
Fossil Major Maintenance, pre-tax (49) (58) (144)
Depreciation and Amortization, pre-tax
(b)
(77) (73) (291)
Interest Expense, pre-tax
(b)
(31) (31) (120)
Income Taxes
(b)
(191) (196) (387)
Operating Earnings 278 $         293 $      642 $
Gain (Loss) on NDT Fund Related Activity, pre-tax 7 19 138
Gain (Loss) on MTM, pre-tax
(a)
(34) (223) 111
Storm O&M, net of insurance recoveries, pre-tax 127 (10) (27)
Income Taxes related to Operating Earnings reconciling items (43) 85 (104)
Net Income 335 $         164 $      760 $
(a) Includes the financial impact from positions with forward delivery months.
(b) Excludes amounts related to Operating Earnings reconciling items
($ Millions, Unaudited)
PSEG Power Adjusted EBITDA Reconcilation
Year Ended
December 31,
2014
Reconciling Items
Three Months Ended
March 31,
B